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                                                                EXHIBIT 10.24(a)

                                AMENDMENT NO. 1
                                       TO
                              REPURCHASE AGREEMENT

     THIS AMENDMENT is made on July 29, 1996 between E. David Corvese ("Corvese") and John H. Klein ("Klein").

                                   Background
                                   ----------

     1. Pursuant to a Repurchase Agreement dated as of May 30, 1996 (the "Repurchase Agreement"), Klein granted to Corvese the right and option (the "Option") to repurchase shares of common stock, par value $.0001 per share, of MIM Corporation (the "Option Shares") purchased by Klein under a Stock Option Agreement-II between Corvese and Klein dated as of May 30, 1996, as amended on the date hereof.

     2. Corvese and Klein wish to amend the Repurchase Agreement to change the purchase price of the Option Shares.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 1 of the Option Agreement is amended by replacing the phrase "purchase price of $.10 per share," with "purchase price of $7.50 per share,".

     2. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of Corvese and the executors, administrators, legatees, heirs and legal representatives of Klein.

     3. This Agreement shall be construed in accordance with, and its interpretation shall otherwise be governed by, the laws of the State of Delaware, without regard to principles of conflict of laws thereof.

     4. Except as provided in this Amendment, all of the terms and provisions of the Repurchase Agreement shall remain in full force and effect.

     5.  The foregoing amendment is effective as of May 30, 1996.

     IN WITNESS WHEREOF, Corvese and Klein hereby execute this Amendment as of the day and year first above written.


                                     /s/ E. David Corvese
                                     ____________________________________
                                     E. David Corvese


                                     /s/ John H. Klein
                                     ____________________________________
                                     John H. Klein